Loan No. 3222136

REVOLVING NOTE AND CREDIT AGREEMENT MODIFICATION AGREEMENT

This Revolving Note and Credit Agreement Modification Agreement (the "Agreement") is made and entered into effective as of May 15, 2021 (the "Agreement Date"), by and between INTERNATIONAL BALER CORPORATION, a Delaware corporation (the "Borrower"), and FIRST MERCHANTS BANK an Indiana state chartered bank f/k/a First Merchants Bank, National Association (the "Lender").

WITNESSETH:

WHEREAS, Borrower and Lender previously entered into a Credit Agreement dated January 7, 2013 (as same may have been amended or modified from time to time, the "Credit Agreement"); and

WHEREAS, Borrower heretofore executed a Revolving Note in the principal amount of $1,650,000.00 dated January 7, 2013 in favor of Lender, as amended to a maximum principal amount of $1,000,000.00 pursuant to that certain Revolving Note and Credit Agreement Modification Agreement dated May 15, 2020 (collectively, as same may have been amended or modified from time to time, the "Promissory Note"); and

WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Lender; and

WHEREAS, Borrower has requested that the Credit Agreement and the Promissory Note be modified to the limited extent as hereinafter set forth; and

WHEREAS, Lender has agreed to such modification.

NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement, the Promissory Note and the Loan Documents are modified as hereinafter indicated.

1. ACCURACY OF RECITALS; DEFINITIONS.

Borrower acknowledges the accuracy of the Recitals, stated above. Additionally, capitalized terms appearing in this Agreement but not otherwise defined herein shall have the meanings ascribed to such tenns as in the Promissory Note and the Credit Agreement.

2. MODIFICATION OF PROMISSORY NOTE.

2.1 The maturity date of the Promissory Note is change4 from May 15, 2021 to May 15, 2022. On the revised maturity date, Borrower shall pay to Lender the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Promissory Note and Loan Documents.

3. MODIFICATION OF CREDIT AGREEMENT.

3.1 The defined term "Revolving Loan Termination Date" as set forth in Section l of the Credit Agreement is amended and replaced with the following:

Revolving Loan Termination Date means the earlier to occur of (a) May 15, 2022, or (b) such other date on which the Revolving Commitment terminates pursuant to Section 6 or Section 13.

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3.2 Effective as of the date hereof, Subsection 4.l(a) of the Credit Agreement is amended and replaced by the following:

(a) at all times while the Revolving Loan is outstanding, the Revolving Loan shall accrue interest at a variable rate per annum equal to the greater of (i) three hundred (300) Basis Points (3.00%); and (ii) the sum of the Prime Rate minus twenty-five (25) Basis Points (0.25%)

3.3 Effective as of the date hereof, the following defined terms appearing in the Credit Agreement, as amended, are amended and restated as follows:

Borrowing Base means an amount equal to the total of the sum of (a) 80% of the unpaid amount of all Eligible Accounts plus (b) 50% of Eligible Inventory constituting raw materials plus (c) 0% of Eligible Inventory consisting of work in progress plus (d) 50% of Eligible Inventory consisting of finished goods.

Borrowing Base Certificate means a certificate substantially in the form of Exhibit C-1 attached hereto.

Current Ratio means, at any date, a ratio, the numerator of which is Borrower's total current assets and the denominator of which is Borrower's total current liabilities, .each as determined in accordance with GAAP as of such date.

3.4 Section 10.l.7 of the Credit Agreement, as amended, is amended to provide that Borrower shall include its current inventory listing with each monthly submission of the Borrowing Base Certificate .

4. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain as security for the loan and the obligations of Borrower in the Loan Documents.

5. BORROWER REPRESENTATIONS AND WARRANTIES.

5.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

5.2 There has been no material adverse change in the financial conditions of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Promissory Note from the most recent financial statement received by Lender.

5.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

5.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

5.5 The Credit Agreement, Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

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5.6 Borrower is validly existing under the laws of the state of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perfonn the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

6. BORROWER COVENANTS.

Borrower covenants with Lender:

6.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

6.2 Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring· prior to the date of this Agreement. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Borrower in connection with the Loan which is represented by the Promissory Note.

6.3 Borrower pays to Lender a loan fee equal to One Thousand and No/I 00 Dollars ($1,000.00).

7. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER.

Lender shall not be bound by this Agreement until (i) Lender as executed and delivered this Agreement, and (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

8. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE. TERMINATION , OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

9. BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right to delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

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10. CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to conflicts of law principles.

11. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically from one document.

12. NOT A NOVATION.

This Agreement is a modification only and not a novation. Except for the above-referenced modification(s), the Promissory Note, the Agreement, the Loan Documents and any other agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Promissory Note or release any owner of collateral securing the Promissory Note. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

[signature page follows]

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[SIGNATURE PAGE TO REVOLVING NOTE AND CREDIT AGREEMENT MODIFICATION DATED EFFECTIVE AS OF MAY 15, 2021]

INTERNATIONAL BALER CORPORATION

 By: /s/ Victor W. Biazis

Victor W. Biazis, President

FIRST MERCHANTS BANK

By: /s/ John  Rinker

John Rinker, Vice President

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